Exhibit 99.1(b)


                    PRO FORMA CONDENSED COMBINED
                        FINANCIAL STATEMENTS
                             (UNAUDITED)


      The following statements set forth certain selected condensed financial information for Monocacy and F&M Bancorp on an unaudited pro forma combined basis giving effect to the Merger as if the Merger had become effective on September 30, 1998, in the case of the balance sheet information presented, and as if the Merger had become effective on January 1, 1995, in the case of the income statement information presented. The pro forma information in the statements assumes that the Merger is accounted for using the pooling of interests method of accounting. Financial information for the nine months ended September 30, 1998 and 1997 combine Monocacy and F&M Bancorp with F&M Bancorp's interim results presented to coincide with the reporting period of Monocacy. These statements should be read in conjunction with, and are qualified in their entirety by, the historical financial statements.

      The pro forma condensed combined financial statements do not give effect to the anticipated cost savings and revenue enhancement opportunities that could result from the Merger, and do not purport to be indicative of the combined financial position or results of operations of future periods.




                           F&M BANCORP - MONOCACY BANCSHARES, INC.

                         PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                                          (UNAUDITED)
                                      SEPTEMBER 30, 1998
                                   (Dollars in thousands)

                                                                         PRO FORMA        F&M
                                             F&M          MONOCACY      ADJUSTMENTS     PRO-FORMA
                                          ----------     ----------     -----------     ----------
ASSETS
Cash and due from Banks                       52,511         11,982                        64,493
Federal funds sold                                -          20,732                        20,732
                                          ----------     ----------     ----------     ----------
  Total cash and cash equivalents             52,511         32,714            -           85,225
Loans held for sale                              466          2,680                         3,146
Investment securities
  Held-to-maturity                           100,351             -                        100,351
  Available-for-sale, at fair value          195,016         87,205                       282,221
                                          ----------     ----------     ----------     ----------
     Total investment securities             295,367         87,205            -          382,572
Loans, net of unearned income                714,373        169,407                       883,780

Less:  Allowance for credit losses            (9,865)        (2,615)                      (12,480)
                                          ----------     ----------     ----------     ----------
  Net loans                                  704,508        166,792            -          871,300

Bank premises and equipment, net              23,595          8,067                        31,662
Other assets                                  30,124          5,747                        35,871
                                          ----------     ----------     ----------     ----------
Total assets                               1,106,571        303,205            -        1,409,776
                                          ==========     ==========     ==========     ==========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Deposits
  Noninterest bearing                        109,674         29,347                       139,021

  Interest-bearing                           739,511        207,790                       947,301
                                          ----------     ----------     ----------     ----------
   Total deposits                            849,185        237,137            -        1,086,322
Federal funds purchased & securities
  sold under agreement to repurchase          56,820             -                         56,820
Other short-term borrowings                    1,866            287                         2,153
Advance from the Federal Home Loan
  Bank of Atlanta                             82,150         33,317                       115,867
Accrued interest and other liabilities        10,415          5,946                        16,361
                                          ----------     ----------     ----------     ----------
  Total liabilities                        1,000,436        277,087            -        1,277,523

Shareholders' Equity
Common Stock                                  31,993          8,995          2,345         43,333
Surplus                                       48,648         15,359         (2,345)        61,662
Retained earnings                             24,973          1,570         26,543
Net unrealized loss on securities
    available for sale                           521            194                           715
                                          ----------     ----------     ----------     ----------
Total shareholders' equity                   106,135         26,118            -          132,253
                                          ----------     ----------     ----------     ----------
Total liabilities and shareholders'
   equity                                  1,106,571        303,205            -        1,409,776
                                          ==========     ==========     ==========     ==========


                             F&M BANCORP - MONOCACY BANCSHARES, INC.

                        PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOMES
                                           (UNAUDITED)
                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                             (in thousands, except per share amounts)

                                                                         PRO FORMA       F&M
                                              F&M          MONOCACY     ADJUSTMENTS    PRO-FORMA
                                          ----------     ----------     -----------    ----------
Interest income:
  Interest and fees on loans              $   46,565     $   11,476                    $   58,041
  Interest and dividends on investment
  securities:
     Taxable                                   7,975          3,688                        11,663
     Tax-exempt                                2,609            706                         3,315
  Interest on deposits with banks                482             43                           525
  Interest on federal funds sold                 343            287                           630
                                          ----------     ----------     ----------     ----------
     Total interest income                    57,974         16,200            -           74,174

Interest expense:
  Interest on deposits                        21,904          7,198                        29,102
  Interest on federal funds purchased
    and securities sold under
    agreements to repurchase                   1,723             27                         1,750
  Interest on advances from the FHLB
    of Atlanta                                 2,528          1,458                         3,986
  Interest on other borrowings                   110             15                           125
                                          ----------     ----------     ----------     ----------
     Total interest expense                   26,265          8,698            -           34,963
                                          ----------     ----------     ----------     ----------
Net interest income                           31,709          7,502            -           39,211
Provision for credit losses                    1,575            206                         1,781
                                          ----------     ----------     ----------     ----------
Net interest income after provision
  for credit loses                            30,134          7,296                        37,430

Noninterest income:
  Trust income                                 1,999             74                         2,073
  Service charges on deposit account           3,938            496                         4,434
  Net gains on sales of loans                    570            991                         1,561
  Net gains on sales of property                 422           --                             422
  Other operating income                       4,978          1,530                         6,508
                                          ----------     ----------     ----------     ----------
     Total Noninterest income                 11,907          3,091            -           14,998

Noninterest expense:
  Salaries and employee benefits              15,414          4,355                        19,769
  Occupancy and equipment expense              4,794          1,176                         5,970
  Other operating expense                      8,109          1,760                         9,869
                                          ----------     ----------    ----------      ----------
     Total noninterest expense                28,317          7,291            -           35,608
                                          ----------     ----------    ----------      ----------
Income before provision for income
   taxes                                      13,724          3,096            -           16,820
Provision for income taxes                     4,033            753                         4,786
                                          ----------     ----------     ----------     ----------
Net income                                $    9,691     $    2,343     $      -       $   12,034
                                          ==========     ==========     ==========     ==========
Earnings per Common Share - Basic:
   Net Income                             $     1.52     $     1.30                    $     1.39
Weighted average number of shares          6,383,489      1,797,769        470,021      8,651,279
Earnings per Common Share - Diluted:
   Net income                             $     1.50     $     1.27                    $     1.38
Weighted average number of shares          6,458,834      1,846,923        420,867      8,726,624



                        F&M BANCORP - MONOCACY BANCSHARES, INC.

                  PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOMES
                                    (UNAUDITED)
                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                         (in thousands, except per share amounts)



                                                                         PRO FORMA       F&M
                                              F&M          MONOCACY     ADJUSTMENTS    PRO-FORMA
                                          ----------     ----------     -----------    ----------
Interest income:
  Interest and fees on loans              $   45,007     $   11,907                    $   56,914
  Interest and dividends on investment
  securities:
     Taxable                                   8,263          2,256                        10,519
     Tax-exempt                                2,555          1,022                         3,577
     Interest on deposits with banks             193             15                           208
     Interest on federal funds sold               37             70                           107
                                          ----------     ----------     ----------     ----------
     Total interest income                    56,055         15,270            -           71,325

Interest expense:
  Interest on deposits                        20,819          7,136                        27,955
  Interest on federal funds purchased
    and securities sold under
    agreements to repurchase                   1,656             26                         1,682
  Interest on advances from the FHLB
    of Atlanta                                 2,784            562                         3,346
  Interest on other borrowings                   112             16                           128
                                          ----------     ----------     ----------     ----------
     Total interest expense                   25,371          7,740            -           33,111
                                          ----------     ----------     ----------     ----------
Net interest income                           30,684          7,530            -           38,214
Provision for credit losses                    1,350          1,060                         2,410
                                          ----------     ----------     ----------     ----------
Net interest income after provision
  for credit losses                           29,334          6,470                        35,804

Noninterest income:
  Trust income                                 1,834            118                         1,952
  Service charges on deposit account           3,890            430                         4,320
  Net gains on sales of loans                    185            877                         1,062
  Net gains on sales of property                  18            -                              18
  Other operating income                       5,879            710                         6,589
                                          ----------     ----------     ----------     ----------
     Total Noninterest income                 11,806          2,135            -           13,941

Noninterest expense:
  Salaries and employee benefits              15,044          4,161                        19,205
  Occupancy and equipment expense              4,695          1,124                         5,819
  Other operating expense                      8,403          1,620                        10,023
                                          ----------     ----------     ----------     ----------
     Total noninterest expense                28,142          6,905            -           35,047

                                          ----------     ----------     ----------     ----------
Income before provision for income
   taxes                                      12,998          1,700            -           14,698
Provision for income taxes                     3,959             63                         4,022
                                          ----------     ----------     ----------     ----------
Net income                                $    9,039     $    1,637     $      -       $   10,676
                                          ==========     ==========     ==========     ==========

Earnings per Common Share - Basic:
   Net Income                             $     1.43     $     0.92                    $     1.24
Weighted average number of shares          6,332,750      1,784,166        483,624      8,600,540
Earnings per Common Share - Diluted:
   Net income                             $     1.42     $     0.90                    $     1.23
Weighted average number of shares          6,381,899      1,813,125        454,665      8,649,689





                         F&M BANCORP - MONOCACY BANCSHARES, INC.

                     PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOMES
                                         (UNAUDITED)
                                FOR THE YEAR DECEMBER 31, 1997
                          (in thousands, except per share amounts)

                                                                         PRO FORMA       F&M
                                              F&M          MONOCACY     ADJUSTMENTS    PRO-FORMA
                                          ----------     ----------     -----------    ----------
Interest income:
  Interest and fees on loans              $   60,782     $   15,982                    $   76,764
  Interest and dividends on investment
  securities:
     Taxable                                  11,028          3,245                        14,273
     Tax-exempt                                3,385          1,356                         4,741
  Interest on deposits with banks                293             46                           339
  Interest on federal funds sold                  53            227                           280
                                          ----------     ----------     ----------     ----------
     Total interest income                    75,541         20,856            -           96,397

Interest expense:
  Interest on deposits                        28,025          9,558                        37,583
  Interest on federal funds purchased
    and securities sold under
    agreements to repurchase                   2,236             28                         2,264
  Interest on advances from the FHLB
    of Atlanta                                 3,827          1,080                         4,907
  Interest on other borrowings                   169             21                           190
                                          ----------     ----------     ----------     ----------
     Total interest expense                   34,257         10,687            -           44,944
                                          ----------     ----------     ----------     ----------
Net interest income                           41,284         10,169            -           51,453
Provision for credit losses                    1,800          1,110                         2,910
                                          ----------     ----------     ----------     ----------
Net interest income after provision
   for credit losses                          39,484          9,059            -           48,543

Noninterest income:
  Trust income                                 2,594            121                         2,715
  Service charges on deposit account           5,255            600                         5,855
  Net gains on sales of loans                    278          1,143                         1,421
  Net gains on sales of property                  17           --                              17
  Other operating income                       7,302            986                         8,288
                                          ----------     ----------     ----------     ----------
     Total Noninterest income                 15,446          2,850            -           18,296

Noninterest expense:
  Salaries and employee benefits              19,214          5,626                        24,840
  Occupancy and equipment expense              6,051          1,498                         7,549
  Other operating expense                     12,446          2,527                        14,973
                                          ----------     ----------     ----------     ----------
     Total noninterest expense                37,711          9,651            -           47,362
                                          ----------     ----------     ----------     ----------
Income before provision for income
   taxes                                      17,219          2,258            -           19,477
Provision for income taxes                     5,111            140                         5,251
                                          ----------     ----------     ----------     ----------
Net income                                $   12,108     $    2,118     $      -       $   14,226
                                          ==========     ==========     ==========     ==========

Earnings per Common Share - Basic:
   Net Income                             $     1.91     $     1.19                    $     1.65
Weighted average number of shares          6,337,870      1,785,754        482,036      8,605,660
Earnings per Common Share - Diluted:
   Net income                             $     1.89     $     1.16                    $     1.64
Weighted average number of shares          6,393,849      1,818,854        448,936      8,661,639





                         F&M BANCORP - MONOCACY BANCSHARES, INC.

                    PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOMES
                                        (UNAUDITED)
                               FOR THE YEAR DECEMBER 31, 1996
                          (in thousands, except per share amounts)

                                                                         PRO FORMA       F&M
                                              F&M          MONOCACY     ADJUSTMENTS    PRO-FORMA
                                          ----------     ----------     -----------    ----------
Interest income:
  Interest and fees on loans              $   56,357     $   14,043                    $   70,400
  Interest and dividends on investment
  securities:
     Taxable                                  10,216          3,823                        14,039
     Tax-exempt                                3,614          1,529                         5,143
  Interest on deposits with banks                240             52                           292
  Interest on federal funds sold                 453            146                           599
                                          ----------     ----------     ----------     ----------
     Total interest income                    70,880         19,593            -           90,473

Interest expense:
  Interest on deposits                        27,952          9,251                        37,203
  Interest on federal funds purchased
    and securities sold under
    agreements to repurchase                   1,813             95                         1,908
  Interest on advances from the FHLB
    of Atlanta                                 2,381          1,072                         3,453
  Interest on other borrowings                   150              3                           153
                                          ----------     ----------     ----------     ----------
     Total interest expense                   32,296         10,421            -           42,717
                                          ----------     ----------     ----------     ----------
Net interest income                           38,584          9,172            -           47,756
Provision for credit losses                    1,522            300                         1,822
                                          ----------     ----------     ----------     ----------
Net interest income after provision
   for credit losses                          37,062          8,872            -           45,934

Noninterest income:
  Trust income                                 1,806            150                         1,956
  Service charges on deposit account           4,684            438                         5,122
  Net gains on sales of loans                    323            864                         1,187
  Net gains on sales of property                 140           --                             140
  Other operating income                       5,991            587                         6,578
                                          ----------     ----------     ----------     ----------
     Total Noninterest income                 12,944          2,039            -           14,983

Noninterest expense:
  Salaries and employee benefits              17,647          5,087                        22,734
  Occupancy and equipment expense              5,646          1,340                         6,986
  Other operating expense                     15,265          2,335                        17,600
                                          ----------     ----------     ----------     ----------
     Total noninterest expense                38,558          8,762            -           47,320
                                          ----------     ----------     ----------     ----------
Income before provision for income
    taxes                                     11,448          2,149            -           13,597
Provision for income taxes                     2,658            538                         3,196
                                          ----------     ----------     ----------     ----------
Net income                                $    8,790     $    1,611     $      -       $   10,401
                                          ==========     ==========     ==========     ==========

Earnings per Common Share - Basic:
   Net Income                             $     1.39     $     0.91                    $     1.21
Weighted average number of shares          6,309,620      1,771,177        496,613      8,577,410
Earnings per Common Share - Diluted:
   Net income                             $     1.38     $     0.90                    $     1.21
Weighted average number of shares          6,358,497      1,792,563        475,227      8,626,287





                         F&M BANCORP - MONOCACY BANCSHARES, INC.

                    PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOMES
                                       (UNAUDITED)
                             FOR THE YEAR DECEMBER 31, 1995
                         (in thousands, except per share amounts)

                                                                         PRO FORMA       F&M
                                              F&M          MONOCACY     ADJUSTMENTS    PRO-FORMA
                                          ----------     ----------     -----------    ----------
Interest income:
  Interest and fees on loans              $   57,491     $   13,535           --       $   71,026
  Interest and dividends on investment
  securities:
     Taxable                                   8,501          2,604           --           11,105
     Tax-exempt                                3,570            740           --            4,310
  Interest on deposits with banks                181            132           --              313
  Interest on federal funds sold                 381             68           --              449
                                          ----------     ----------     ----------     ----------
     Total interest income                    70,124         17,079           --           87,203

Interest expense:
  Interest on deposits                        27,870          6,905           --           34,775
  Interest on federal funds purchased
    and securities sold under
    agreements to repurchase                   2,215             55           --            2,270
  Interest on advances from the FHLB
    of Atlanta                                 2,162            892           --            3,054
  Interest on other borrowings                   187           --             --              187
                                          ----------     ----------     ----------     ----------
     Total interest expense                   32,434          7,852           --           40,286
                                          ----------     ----------     ----------     ----------
Net interest income                           37,690          9,227           --           46,917
Provision for credit losses                    1,651            885           --            2,536
                                          ----------     ----------     ----------     ----------
Net interest income after provision
  for credit losses                           36,039          8,342           --           44,381

Noninterest income:
  Trust income                                 1,560            151           --            1,711
  Service charges on deposit account           4,097            329           --            4,426
  Net gains on sales of loans                  3,061            167           --            3,228
  Net gains on sales of property                  20           --             --               20
  Other operating income                       5,565            780           --            6,345

                                          ----------     ----------     ----------     ----------
     Total Noninterest income                 14,303          1,427           --           15,730

Noninterest expense:
  Salaries and employee benefits              16,444          3,805           --           20,249
  Occupancy and equipment expense              4,867          1,106           --            5,973
  Other operating expense                     15,989          1,625           --           17,614
                                          ----------     ----------     ----------     ----------
     Total noninterest expense                37,300          6,536           --           43,836
                                          ----------     ----------     ----------     ----------
Income before provision for income
   taxes                                      13,042          3,233           --           16,275
Provision for income taxes                     2,379            882           --            3,261
                                          ----------     ----------     ----------     ----------
Net income                                $   10,663     $    2,351     $      -       $   13,014
                                          ==========     ==========     ==========     ==========

Earnings per Common Share - Basic:
   Net Income                             $     1.69     $     1.33           --       $     1.52
Weighted average number of shares          6,294,626      1,761,694        506,096      8,562,416
Earnings per Common Share - Diluted:
   Net income                             $     1.68     $     1.32           --       $     1.51
Weighted average number of shares          6,347,986      1,776,246        491,544      8,615,776